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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                  NAME                                                                        JURISDICTION
                  ----                                                                        ------------
SOLA Argentina S.A.                                                            Argentina
SOLA Optical Partners, A Limited Partnership                                   Australia (Victoria)
     SOLA Optical Holdings (Pty.) Ltd.                                         Australia (Victoria)
         Optical Eyewear Pty. Ltd.                                             Australia (South Australia)
         SOLA Corporation Limited                                              Australia (South Australia)
              SOLA Optical Licensing Pty. Ltd.                                 Australia (South Australia)
              SOLA International Holdings Ltd.                                 Australia (South Australia)
                  SOLA Licensing Pty. Ltd.                                     Australia (South Australia)
                  SOLA Optical Australia Pty. Ltd.                             Australia (South Australia)
                  Norinco SOLA Optical Ltd.                                    People's Republic of China (50%)
SOLA Belgium N.V.                                                              Belgium
     De Muynck Optics N.V.                                                     Belgium
SOLA Brasil Industria Optica Ltda                                              Brazil
     A.O. Brazil                                                               Brazil
     SOLA Industria e Comerico Ltda                                            Brazil
     Sociedade Amazonense de Oculos Ltda                                       Brazil
American Optical Lens Company Limited                                          Canada
     1132782 Ontario, Inc.                                                     Canada
SOLA Optical CZ S.R.O.                                                         Czech Republic
SOLA Optical (U.K.) Limited                                                    England
     UKO International Limited                                                 England
         American Optical UK                                                   England
         Raphael Taylor Group Limited                                          England
                  United Kingdom Optical Company Limited                       England
                  The Hadley Company Limited                                   England
                  Levers Optical (Manufacturing) Limited                       England
                  J&H Taylor Group Limited                                     England
                  Raphael's Limited                                            England
         UKO International (Overseas Holding) Ltd.                             England
                  M. Wiseman and Company (South Africa) Limited                England
                  M. Wiseman and Company (Zimbabwe) Limited                    England
         AO European Services Limited                                          England
         Alpha Lens Company Limited                                            England
         British American Optical Company Limited                              England
         Chadwick Taylor Limited                                               England
         U.K. Wiseman Limited                                                  England
         M. Wiseman and Company Limited                                        England
         Sola International Logistic Services Limited                          England
SOLA Optical Holdings S.A.R.L.                                                 France
     Industrie Optique SOLA S.A.                                               France
         SOLA Optical S.A.                                                     France
         AO Ouest Optique S.A.                                                 France
SOLA Group Holdings GmbH                                                       Germany
     SOLA Optical GmbH                                                         Germany
     SOLA Brillenglas Vertriebs GmbH                                           Germany
SOLA Hong Kong Ltd.                                                            Hong Kong
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                  NAME                                                                        JURISDICTION
                  ----                                                                        ------------
SOLA Optical Lens Marketing Pvt. Ltd.                                          India
SOLA Holdings Ireland Limited                                                  Ireland
     SOLA IFSC                                                                 Ireland
     SOLA ADC Lenses Limited                                                   Ireland
         SOLA RDC Limited                                                      Ireland
         SOLA Ophthalmic Products Ltd.                                         Ireland
SOLA Optical Italia S.p.A.                                                     Italy
American Optical Italia S.R.L.                                                 Italy
SOLA Optical Japan Limited                                                     Japan
     Solnox Optical Ltd.                                                       Japan (50%)
Sun Ophthalmic Lenses Distribution SDN BHD                                     Malaysia
Lentes SOLA S.A. de C.V.                                                       Mexico
     American Optical de Mexico S.A. de C.V.                                   Mexico
Optica SOLA de Mexico S.R.L. de C.V.                                           Mexico
American Optical Lensmex S.R.L. de C.V.                                        Mexico
Imgo Industries B.V.                                                           Netherlands
Sola Optical New Zealand                                                       New Zealand
SOLA Optical (Poland) Sp.zo.o                                                  Poland
IOLA Industries Optica S.A.                                                    Portugal (89%)
SOLA Optical Singapore Pte. Ltd.                                               Singapore
     American Optical Co. Pte. Ltd.                                            Singapore
American Optical Company International A.G.                                    Switzerland
SOLA Optical Taiwan Ltd.                                                       Republic of China
SOLA Optical Holdings I Ltd.                                                   U.S.A. (Delaware)
SOLA Optical Holdings II Ltd.                                                  U.S.A. (Delaware)
SOLA Optical Holdings III Ltd.                                                 U.S.A. (Delaware)
SOLA Optical Holdings IV Ltd.                                                  U.S.A. (Delaware)
SOLA Optical Holdings V Ltd.                                                   U.S.A. (Delaware)
SOLA Optical Holdings VI Ltd.                                                  U.S.A. (Delaware)
SOLA Optical Holdings Aus. Ltd.                                                U.S.A. (Delaware)
SOLA Optical Holdings Fr. Ltd.                                                 U.S.A. (Delaware)
SOLA Optical Holdings Mex. LLC                                                 U.S.A. (Delaware)
American Optical Lens Company                                                  U.S.A. (Delaware)
SOLA Custom Coatings Inc.                                                      U.S.A. (Delaware)
     U.S. Coatings of Oregon, LLC                                              U.S.A. (Oregon)
SOLA Venezuela Industria Optica C.A.                                           Venezuela
SOLA Optical China Limited                                                     British Virgin Islands (76%)
     SOLA Optical Guangzhou Ltd.                                               People's Republic of China
     SOLA Shanghai Omyl Ltd.                                                   People's Republic of China (50%)
     SOLA Guangzhou Jiu Fo                                                     People's Republic of China
SOLA Optical Espana Lentes Oftalmicas SL                                       Spain
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